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                                                                    Exhibit 32.1


                                  CERTIFICATION

         In connection with the Annual Report of L.A.M. Pharmaceutical, Corp. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Slechta, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: March 29, 2004                   /s/ JOSEPH SLECHTA
                                       -----------------------------------------
                                       Joseph Slechta
                                       Chief Executive Officer and
                                       Principal Financial Officer